UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

# The Sands Capital Global Growth Fund

Annual Report

October 31, 2015

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL GROWTH FUND
OCTOBER 31, 2015

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Dear Shareholder:

We are pleased to provide the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the 12 month period ended October 31, 2015. Over the reporting period, the Fund’s Institutional Shares and Investor Shares returned -0.28% and -0.56%, respectively, compared to a -0.03% return for the MSCI All Country World Index (ACWI). While point-in-time results, such as the Fund’s fiscal year, are a common measure of performance, we think they can provide an incomplete picture. Our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. Consequently, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Shares and Investor Shares annualized return was 12.03% and 11.76%, respectively, compared to a 7.62% annualized return for the ACWI.

Performance Review

The top five contributors to relative investment results during the reporting period were Facebook, Regeneron Pharmaceuticals, Visa, Nike, and BioMarin Pharmaceutical. Petrofac, Schlumberger, FMC Technologies, Baidu, and Kansas City Southern were the five largest detractors. During the year, we initiated investments in Edwards Lifesciences, Eicher Motors, Fast Retailing, Illumina, LinkedIn, Under Armour, and Whole Foods Market. We exited positions in Discovery Communications, FMC Technologies, National Oilwell Varco, Petrofac, Prada, Royal Vopak, and SGS.

From a sector perspective, the Fund’s health care holdings contributed to positive relative investment results during the period, as many of the Fund’s biotechnology companies — including BioMarin Pharmaceutical, Ono Pharmaceutical, and Regeneron Pharmaceuticals — showed progress in ongoing trials of meaningful new drug therapies. Despite continued strong business results, toward the end of the period, shares of many biotech companies underperformed, as drug pricing reform proposals were highlighted amidst the political rhetoric surrounding the 2016 Presidential election. In our view, broad, detrimental changes to drug pricing policy is unlikely, however, we believe the biotech businesses we invest in — those that address rare diseases or areas of unmet need — are better positioned than other pharmaceutical companies, regardless of the outcome. Most of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

our biotech investments rely on increased patient adoption globally and pipeline successes. In addition, we believe rare disease companies tend to be well-diversified geographically, and thus less at risk from reimbursement changes in any one geography.

The consumer staples and industrials sectors were the top relative detractors. The underperformance within each of these sectors was driven by business-specific issues, however, as a group, we believe our portfolio companies continue to execute well and deliver solid business results. We continue to use a long-term time horizon when evaluating companies and believe shareholders are best served by utilizing the same lens.

The U.S., the Middle East and Africa, and Developed Asia were the three regions that contributed most to relative investment results. Western Europe, Emerging Asia, and Latin America were the top regional detractors. In our view, the growth and development of emerging markets are key factors shaping the modern global economy, however, the investment opportunities that these countries present can differ dramatically. At present, global investors appear most focused on China, the pace at which its economy is slowing, and what it might mean for the rest of the world. We maintain direct exposure to China through select businesses where we expect long-term secular drivers and compounding business results will mitigate the effects of slowing GDP. As for other emerging economies, we remain positive on India’s growth prospects, continue to monitor developments in Thailand, and are on the lookout for signs of either crisis or positive change in Brazil. As we look for growth businesses in emerging markets, we continue to prefer those that are benefitting from structural local demand over those that employ export-driven business models.

Consistent with our bottom-up approach to portfolio construction, we examine emerging markets on a country-by-country basis, rather than as a homogeneous group. Our approach — active, concentrated, and benchmark agnostic — allows us to select businesses within geographies where certain pro-growth attributes create an attractive macroeconomic backdrop in which to operate. The below letter from the investment team highlights this approach as it provides additional insights into our views on China, as well as in-depth looks at two of our key Chinese holdings, Alibaba and Baidu.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Commentary: Seeing Red: Looking Through China’s Dense Fog

Is China headed for a hard landing, or worse, a financial crisis? If so, how will it affect other economies around the globe? Have recent routs of the country’s equity markets caused Beijing to back away from its vision for a market-based economic system? Global investors are searching for answers to determine what all this means for the future of the world’s second largest economy. While Chinese growth is slowing, our positive opinion on the country’s long-term prospects remains largely unchanged. Why? Because we think the government is making decisions that might be difficult today, but are necessary to implement key structural reforms that will sustain higher-quality economic growth going forward.1

For the past several years, we have expected China’s growth to gradually slow as the country executes its well-publicized shift from an investment-driven economy to one propelled by consumption, services, and higher productivity. This process is not linear and will not happen overnight. Now that the dust of the Chinese infrastructure boom is settling, former beneficiaries of this rapid expansion (e.g., heavy industry, construction, commodities, and even banks), which still represent a large percentage of total gross domestic product, are suffering from overcapacity. In addition, the Chinese export sector is feeling pressure from the one-two punch of lower global demand and rising wages, which is leading to China losing its title as the world’s factory.

While the Chinese government has plenty of tools to facilitate this transition, it has embarked on a challenging process. In recent years, we’ve seen the government take huge strides towards liberalizing its currency and financial markets, as it shifts away from a centrally-planned economic model. We think the government’s efforts to open the economy will have positive long-term effects, including the reform of state-owned enterprises, removal of entrenched interests, and increased financial sector transparency. However, we expect heightened volatility in the near term, as China works through this transition. If Beijing’s failure to effectively communicate its intent to the world continues, it will only compound the problem.

As traditional drivers of the economy wind down, we don’t expect Chinese economic growth to resume at previous levels. However, we expect this

[1]	As a reminder, Sands Capital does not actively hedge currencies.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

current phase in China’s history to eventually lead to a country that is better positioned for the long term, underpinned by a stronger middle class and a more sustainable rate of growth. Should this happen, we believe it will create an environment where the types of businesses we own are able to thrive.

China has played, and will likely continue to play, an important role in the Global Growth Fund because we see compelling long-term investment opportunities in dominant, local businesses driven by powerful secular forces. There are structural characteristics of China’s economy — a massive consumer base, underdeveloped brick-and-mortar retail, and increasing levels of Internet penetration — that we believe will drive long tailwinds of secular growth for two large business spaces within China, namely online search and ecommerce.

We think the Global Growth Fund is well-represented in both of these important areas through our investments in Baidu (search) and Alibaba (ecommerce). These two companies also display an interesting parallel to what’s happening in China at the country level. Like China, each company is making tough choices now to invest in the sustainability of its future growth, despite the impact on near-term profits. We view the shift of consumption to online channels as both powerful and inevitable, and expect it to persist regardless of China’s economic cycles. To be clear, despite the role of secular trends in our portfolio, over time, we expect the main driver of our investment results to be stock selection.

Baidu: Growing from a Position of Strength

Baidu is the Chinese analog to Google. It’s the country’s leading search engine, controlling about 75 percent of search queries and an even larger share of paid search. In general, we view the Chinese Internet as being at an early stage in its development. As a result, we expect search engines to increase in importance as broadband and smartphones proliferate, giving more consumers the ability to search for information and transact online. No matter who you are, we believe it’s hard to resist the gravitational pull of the Internet, as it decreases the friction and inefficiencies of the physical world in the global exchange of information, goods, and services. While this is a compelling trend, leaders in this space can’t stand still if they expect to win. We think Baidu understands this, which is why the company has invested in its own growth for years.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Recognizing the growing importance of mobile within the Internet landscape, Baidu began making significant investments to enhance its mobile search experience in 2012. Admittedly, at that point, Baidu was a little late to the game. However, what began as a game of catch-up yielded new search functionalities, as well as new opportunities to monetize mobile search, leveraging the company’s position as the dominant search provider. After years of investment at the expense of its bottom line, Baidu’s mobile search app is now a top-five most-used application in China, with a monetization level approaching that of desktop2. As Baidu expands its presence through new touch-points, we think it’s logical to assume that more users will be drawn into the system, which carries powerful network effects. Individuals benefit from the collective user experience as the data from each search query helps refine and improve the query after that, and so on. In addition, we believe building a direct relationship with the consumer through the Baidu-branded app reduces the company’s competitive risk, while also giving it access to valuable consumer data.

As Baidu’s mobile investment cycle began to taper toward the end of last year, many on Wall Street expected a concurrent ramp-up in profits. When instead, the company doubled-down on online-to-offline (O2O), its next leg of growth, Wall Street responded with disappointment and skepticism. The key debate in the market, as it relates to Baidu and O2O, is whether this is an offensive or defensive move. We see it as an offensive move. At an estimated size of over $1 trillion, O2O is a large and growing market with a wide range of applications.3 For Baidu, O2O means rapidly gaining market share by investing to connect consumers — through its search engine — with local entertainment and service companies (e.g., restaurants, movie theaters, and florists) that were previously too small to effectively move online by themselves. O2O is aimed at transforming Baidu from a pure search engine (where a majority of its earnings come from advertising) into a transactional platform that can capture more value from consumers’ online and offline purchases, expand into new categories, and enhance the relevance of search.

While we don’t believe Baidu’s O2O business is inherently unprofitable, it is unprofitable today due to high levels of competition driven by irrational capital spending in the Chinese Internet space. Over the past 18 months,

[2]	Source: Analysys International. http://eur.analysys.cn/user-radar/fontview/topRanking.html
[3]	Source: Baidu management estimates.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Baidu’s O2O competitors (mainly private companies) have attracted a lot of capital, most of which heavily subsidizes transactions in an effort to build market share. Despite this apparent abundance of capital for competitors, Baidu has doubled its O2O market share since the beginning of the year and become a strong player in a relatively short period of time.

What does Baidu have that the other companies lack? Its core business comprises three of the largest gateway applications in China — search, maps, and an app store — that provide natural avenues to receive web traffic, in addition to synergies from shared technology and sales force resources. More importantly, we believe Baidu’s core search business is a proverbial cash cow, whose profits can support the company’s investment in this area for many years, if necessary. Some of its main competitors, on the other hand, rely on external funding just to sustain growth. One byproduct of the macro situation in China that may help Baidu is that, as the country’s growth slows, external capital may dry up along with it, leaving the company’s competitors with fewer options. We believe this highlights the importance of investing in businesses with financial strength. In fact, just after the quarter closed, Baidu’s two largest O2O competitors (privately held Meituan and Dianping) announced their intent to merge. We believe this transaction is a defensive move designed to provide greater access to funding.

If Baidu can execute its O2O strategy, it could result in a large market opportunity and expanded competitive moat through a compelling, differentiated search experience. While painful in the short term, we believe Baidu’s decision to jump into O2O with both feet was the right move. The move came from a position of strength and may force a shake-out among the competition. In the meantime, Baidu’s core search business remains healthy, with revenue growth of about 30 percent and operating margins that exceed 50 percent. Additionally, if we ascribe zero value to Baidu’s non-core businesses, the core search business is trading at around 10 times next year’s earnings, a valuation we believe is quite compelling.

Alibaba: Underpinning the Groundswell of Chinese Ecommerce

From its humble beginnings inside a Hangzhou apartment in 1999, Alibaba has grown into the world’s largest ecommerce company, with over $400 billion in annual gross merchandise volume (GMV) (Company filings and SCM analysis). For comparison, that’s nearly three times the size of Amazon. Similar to Baidu, Alibaba can’t just ride the wave of growing

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

ecommerce in China. Staying on top of competition takes vision, as well as a disciplined allocation of capital directed at new growth initiatives to continually improve the user experience.

In our view, Alibaba continues to deliver strong operational and financial performance given our expectations for revenue and earnings growth of more than 30 percent over the next five years. However, its business is undergoing an important transition, which is sowing some seeds of doubt in the market. While Alibaba’s recently slowed GMV and revenue growth could be interpreted as a sign of heightened competition or a worsening macro environment, we think it’s important to highlight what’s really going on under the surface.

Alibaba is making proactive changes by heavily investing to enhance the quality of its user experience, however, these actions are disruptive in the near term. The company has made highly-publicized efforts to fight back against “brushing,” which is an illegal practice used by some merchants to artificially inflate their sales volumes. Because high sales volumes and good user reviews are key components within Alibaba’s algorithm, this dubious practice helps merchants rank higher within search results. Stripping these transactions from the company’s GMV has naturally pressured near-term revenues, but we believe underlying growth remains sound. Brushing is not unique to Alibaba, and we liken it to what Google faced in its earlier years with “click-bots” that essentially gamed the paid search advertising system. While Alibaba will never be able to stop merchants from brushing, like Google, we expect they will get better at dealing with it. Longer term, we believe combatting brushing will result in a better quality pool of merchants, and therefore a better shopping experience., improved current account, greater incentives for investment, increased consumption, and lower inflation. Ultimately, this should be good for both growth prospects and the rupee. If the rupee doesn’t appreciate, it should at least become more stable.

Simultaneously, Alibaba took steps to refine its search algorithm with the goal of providing users with a more relevant, personalized search experience. These changes helped customers find what they wanted faster, causing them to click on fewer ads, which weighed on revenues. Furthermore, changes to the company’s paid search “key words” also pressured revenues, but we expect this to resolve itself over time as merchants become accustomed to the new system. While the goal of

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

providing an enhanced shopping experience is somewhat of an intangible, we believe it is crucial for the long-term sustainability of user engagement and repeat purchases.

Alibaba’s push towards mobile is progressing well and now accounts for over 50 percent of the company’s GMV, with its gateway mobile ecommerce app, Taobao, among the top five apps in China4. Despite gaining traction, the mix shift towards mobile has negatively affected the company’s results, as Alibaba is still developing its mobile presence with advertisers. However, we’ve seen this same desktop-to-mobile transition before with both Google and Baidu, leading us to believe the company is nearing a tipping point where mobile begins contributing to overall results.

Tmall, the company’s business-to-consumer site, continues to gain steam as a direct result of Alibaba’s efforts to add more top-tier brands to its platform. Recently, the company has been signing deals for exclusive access to popular goods, which is driving more users to the site. Alibaba now has more than 160 strategic partnerships with some of the largest global brands, such as Zara, Coach, Burberry, and Uniqlo5. We believe the company is uniquely positioned to offer a compelling value proposition to these corporate partners by not only providing valuable user data, but also devoting dedicated teams to help manage merchandising, storefronts, and ad campaigns, all at a tremendous scale.

Taking a step back from these individual initiatives, we see a broader theme influencing the company’s recent strategic decision making. We believe Alibaba is evolving from a company with growth driven primarily by signing up new customers to one driven by greater spending per customer, which is why the quality of the user experience has become so important. In fact, recent data from the company showed growth is coming from a combination of its longer-tenured customers buying more goods across more categories and new customers continuing to increase their purchases.

Timely delivery is a key component of the user experience, but is difficult to manage as China’s logistics industry lacks the sophistication of developed markets like the U.S. As a result, Alibaba is taking a page from Amazon’s playbook by aggressively enhancing its logistics capabilities. We believe the company has made substantial progress building out a network of

[4]	Source: Analysys International. http://eur.analysys.cn/user-radar/fontview/topRanking.html
[5]	As of September 30, 2015, Global Growth has a 1.5% position in FAST RETAILING (Uniqlo).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

warehouses across the country, and has reached a point where it can leverage that network to expand into large new categories like grocery.

Instead of pouring resources into controlling the “last mile” connection to customers’ homes, Alibaba is choosing to rely on its logistics affiliate, Cainiao, to coordinate deliveries. Cainiao utilizes data analytics to efficiently connect logistics providers, warehouses, and distribution centers across the country. Not only do we expect this approach to shore up the company’s defense against rivals like JD.com, it will also come with a much lower price tag, benefitting margins6. Through this partnership, Alibaba is now able to offer next-day delivery in 50 cities, with same-day delivery in three. Additionally, Alibaba is evolving ecommerce into an omni-channel experience with its recent investment in Suning (one of China’s largest retail electronics chains). We believe this goes hand-in-hand with the company’s strategic brand partnerships as it’s all aimed at creating a seamless ecommerce experience for the user.

Regardless of what’s happening on a macro level, the Chinese ecommerce pie is still growing, meaning more money is up for grabs and there is room for more than one player to win. However, Alibaba is actively investing to secure as much of that future growth as possible. We believe other segments, including electronic payments and cloud services, represent additional multi-billion dollar opportunities the company is beginning to address. We expect Alibaba’s scale will be an enormous advantage, as promising new areas will require coordination, reach, and resources on a level we think competitors will be challenged to match.

Embracing Change

Transitions can be difficult, as the examples of the overall Chinese economy, Baidu, and Alibaba illustrate. A big part of growth is creative destruction, which involves chopping away the deadwood of yesterday’s thinking and unleashing capital for more productive uses. Our multi-year investment horizon enables us to look beyond the short-term fluctuations associated with investment cycles and focus on how these investments support long-term earnings growth potential. It is our expectation that by owning what we believe are the leading businesses within attractive business spaces, we will be able to prudently add value for shareholders over time.

[6]	Cainiao is a 48 percent owned affiliate of Alibaba Group.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or high than the performance quoted.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Sands Capital Global Growth Fund, Institutional and Investor Shares, versus the MSCI All Country World Index

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2015*
	One Year Return		Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date**
Institutional	(0.28%	)	12.09%	10.41%	12.03%
Investor	(0.56%	)	11.79%	10.14%	11.76%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2015, Institutional Shares expense ratio: 1.03% gross, 1.03% net. For the year ended October 31, 2015, Investor Shares expense ratio: 1.29% gross, 1.29% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2016. If such fee waivers were not in effect, returns would be reduced. The Net Expense Ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the management and contractual fee waivers from the gross expense ratio. The Gross Expense Ratio is the percentage of the Fund?s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund?s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 10.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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OCTOBER 31, 2015

SECTOR WEIGHTINGS (unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%
	Shares	Value

ARGENTINA — 1.1%
MercadoLibre	100,000	$9,837,000

BELGIUM — 1.7%
UCB	179,000	15,519,197

BRAZIL — 0.9%
Cielo	887,000	8,420,238

CHINA — 7.6%
Alibaba Group Holding ADR *	444,000	37,220,520
Baidu ADR *	182,000	34,119,540

		71,340,060

INDIA — 10.5%
Asian Paints	1,078,000	13,730,342
Eicher Motors	52,293	14,221,819
Housing Development Finance	1,857,000	35,736,232
ITC	2,834,800	14,539,841
Motherson Sumi Systems	2,117,500	7,993,017
Titan Company	2,243,000	12,012,078

		98,233,329

JAPAN — 3.6%
Fast Retailing	32,000	11,676,476
Ono Pharmaceutical	157,000	21,526,828

		33,203,304

NETHERLANDS — 2.9%
ASML Holding ADR, Cl G	288,000	26,723,520

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA — 2.7%
Naspers, Cl N	169,000	$24,791,868

THAILAND — 4.0%
Airports of Thailand	1,290,000	10,812,343
CP ALL	18,822,000	26,426,501

		37,238,844

UNITED KINGDOM — 6.6%
ARM Holdings	1,449,000	22,981,469
ASOS *	413,000	20,832,168
Rolls-Royce Holdings	1,713,000	18,136,493

		61,950,130

UNITED STATES — 55.2%
Information Technology — 20.1%
Alphabet, Cl A *	25,500	18,803,445
Alphabet, Cl C *	18,000	12,794,580
Facebook, Cl A *	467,000	47,619,990
LinkedIn, Cl A *	116,000	27,940,920
Visa, Cl A	608,000	47,168,640
Workday, Cl A *	421,000	33,246,370

		187,573,945

Health Care — 16.8%
Biogen Idec *	78,000	22,659,780
BioMarin Pharmaceutical *	235,000	27,504,400
Cerner *	224,000	14,848,960
Edwards Lifesciences *	123,000	19,329,450
Illumina *	115,000	16,477,200
Medidata Solutions *	385,000	16,555,000
Regeneron Pharmaceuticals *	70,000	39,017,300

		156,392,090

Consumer Discretionary — 9.0%
Amazon *	16,000	10,014,400
Las Vegas Sands	396,000	19,605,960
NIKE, Cl B	206,000	26,992,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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COMMON STOCK — continued
	Shares	Value
UNITED STATES — (continued)
Priceline Group *	13,400	$19,486,816
Under Armour, Cl A *	82,000	7,796,560

		83,895,916

Financials — 3.2%
Charles Schwab	977,000	29,818,040

Materials — 2.6%
Monsanto	262,000	24,423,640

Industrials — 1.8%
Kansas City Southern	201,000	16,634,760

Consumer Staples — 1.7%
Whole Foods Market	544,000	16,298,240

		515,036,631

TOTAL COMMON STOCK (Cost $832,932,021)		902,294,121

TOTAL INVESTMENTS — 96.8% (Cost $832,932,021)		$902,294,121

Percentages are based on Net Assets of $932,139,202.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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Investments in Securities	Level 1	Level 2††	Level 3	Total
Common Stock
Argentina	$9,837,000	$—	$—	$9,837,000
Belgium	—	15,519,197	—	15,519,197
Brazil	8,420,238	—	—	8,420,238
China	71,340,060	—	—	71,340,060
India	—	98,233,329	—	98,233,329
Japan	—	33,203,304	—	33,203,304
Netherlands	26,723,520	—	—	26,723,520
South Africa	—	24,791,868	—	24,791,868
Thailand	—	37,238,844	—	37,238,844
United Kingdom	—	61,950,130	—	61,950,130
United States	515,036,631	—	—	515,036,631

Total Common Stock	631,357,449	270,936,672	—	902,294,121

Total Investments in Securities	$631,357,449	$270,936,672	$—	$902,294,121

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Level 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the year ended October 31, 2015, there were transfers between Level 1 and Level 2 investments as a result of fair valuation of foreign equity securities. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $832,932,021)	$902,294,121
Cash	44,525,819
Foreign Currency, at value (Cost $2,420,863)	2,420,863
Receivable for Capital Shares Sold	3,851,150
Dividends Receivable	311,576
Foreign Tax Reclaims Receivable	146,567
Prepaid Expenses	14,170

Total Assets	953,564,266

Liabilities:
Payable for Investment Securities Purchased	20,419,796
Payable due to Investment Adviser	602,435
Accrued Foreign Capital Gains Tax on Appreciated Securities	172,051
Custodian Fees Payable	51,729
Payable due to Administrator	69,440
Registration Fees Payable	44,816
Audit Fees Payable	22,680
Printing Fees Payable	9,345
Payable due to Trustees	3,756
Chief Compliance Officer Fees Payable	1,886
Shareholder Servicing Fees Payable	1,237
Other Accrued Expenses	25,893

Total Liabilities	21,425,064

Net Assets	$932,139,202

NET ASSETS CONSIST OF:
Paid-in-Capital	$886,157,219
Accumulated Net Investment Loss	(5,404,062)
Accumulated Net Realized Loss on Investments	(17,789,792)
Net Unrealized Appreciation on Investments	69,362,100
Net Unrealized Depreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(14,212)
Foreign Capital Gains Tax on Appreciated Securities	(172,051)

Net Assets	$932,139,202

Net Asset Value Per Share — Institutional Shares ($926,086,625 ÷ 51,920,354 shares)	$17.84

Net Asset Value Per Share — Investor Shares ($6,052,577 ÷ 342,088 shares)	$17.69

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$5,638,416
Less: Foreign Taxes Withheld	(242,615)

Total Investment Income	5,395,801

Expenses
Investment Advisory Fees	6,084,369
Administration Fees	810,491
Shareholder Servicing Fees — Investor Class	16,216
Trustees’ Fees	13,454
Chief Compliance Officer Fees	5,994
Custodian Fees	193,625
Registration Fees	97,229
Transfer Agent Fees	94,132
Printing Fees	29,808
Legal Fees	28,389
Audit Fees	22,089
Insurance and Other Expenses	21,943

Total Expenses	7,417,739

Less:
Fees Paid Indirectly	(11)

Net Expenses	7,417,728

Net Investment Loss	(2,021,927)

Net Realized Loss on:
Investments	(16,936,894)
Foreign Currency and Other Assets and Liabilities Denominated in Foreign Currencies	(183,068)

Net Realized Loss	(17,119,962)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	18,016,885
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(10,272)
Foreign Capital Gains Tax on Appreciated Securities	881,454

Net Change in Unrealized Appreciation (Depreciation)	18,888,067

Net Gain on Investments and Foreign Currency Transactions	1,768,105

Net Decrease in Net Assets Resulting from Operations	$(253,822)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Loss	$(2,021,927)	$(460,704)
Net Realized Gain (Loss) on Investments, Foreign Currency and Other Assets and Liabilities Denominated in Foreign Currencies	(17,119,962)	6,617,924
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	18,888,067	23,145,432

Net Increase (Decrease) in Net Assets Resulting from Operations	(253,822)	29,302,652

Dividends and Distributions
Net Investment Income:
Institutional	(2,559,079)	(25,197)
Investor	(14,244)	—

	(2,573,323)	(25,197)

Net Realized Gains:
Institutional	(7,474,655)	(2,367,770)
Investor	(101,455)	(76,885)

	(7,576,110)	(2,444,655)

Total Distributions	(10,149,433)	(2,469,852)

Capital Shares Transactions:
Institutional Shares
Issued	474,426,350	322,810,484
Reinvestment of Dividends and Distributions	9,836,059	2,355,333
Redeemed	(19,962,023)	(17,001,463)

Net Institutional Shares Transactions	464,300,386	308,164,354

Capital Shares Transactions:
Investor Shares
Issued	1,818,999	5,841,565
Reinvestment of Dividends and Distributions	104,003	70,750
Redeemed	(3,970,900)	(2,432,385)

Net Investor Shares Transactions	(2,047,898)	3,479,930

Net Increase in Net Assets from Share Transactions	462,252,488	311,644,284

Total Increase in Net Assets	451,849,233	338,477,084

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2015	Year Ended October 31, 2014

Net Assets:
Beginning of Year	$480,289,969	$141,812,885

End of Year (including Accumulated Net Investment Loss of $(5,404,062) and $(624,946), respectively)	$932,139,202	$480,289,969

Shares Transactions:
Institutional Shares
Issued	26,614,506	18,618,106
Reinvestment of Dividends and Distributions	548,245	142,267
Redeemed	(1,121,246)	(994,027)

Net Institutional Shares Transactions	26,041,505	17,766,346

Shares Transactions:
Investor Shares
Issued	103,729	338,034
Reinvestment of Dividends and Distributions	5,839	4,301
Redeemed	(221,280)	(137,584)

Net Investor Shares Transactions	(111,712)	204,751

Net Increase in Shares Outstanding	25,929,793	17,971,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
	Institutional Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Year	$18.24	$16.96	$13.31	$12.15	$11.49

Income from Investment Operations:
Net Investment Income (Loss)†	(0.05)	(0.03)	0.11	0.02	0.03
Net Realized and Unrealized Gain	— *	1.61	3.71	1.18	0.66

Total from Investment Operations	(0.05)	1.58	3.82	1.20	0.69

Dividends and Distributions from:
Net Investment Income	(0.09)	—	(0.15)	—	—
Net Realized Gains	(0.26)	(0.30)	(0.02)	(0.04)	(0.03)

Total Dividends and Distributions	(0.35)	(0.30)	(0.17)	(0.04)	(0.03)

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$17.84	$18.24	$16.96	$13.31	$12.15

Total Return††	(0.28)%	9.49%	28.99%	9.90%	6.02%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$926,086	$472,080	$137,612	$57,329	$15,027
Ratio of Expenses to Average Net Assets	1.03%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.03%	1.13%	1.30%	2.35%	5.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.28)%	(0.16)%	0.76%	0.13%	0.26%
Portfolio Turnover Rate	18%	24%	33%	21%	19%

^	See Note 2 in the Notes to the Financial Statements.
*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
	Investor Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Year	$18.09	$16.87	$13.24	$12.11	$11.48

Income from Investment Operations:
Net Investment Income (Loss)†	(0.10)	(0.07)	0.06	(0.02)	0.01
Net Realized and Unrealized Gain	— *	1.59	3.71	1.19	0.65

Total from Investment Operations	(0.10)	1.52	3.77	1.17	0.66

Dividends and Distributions from:
Net Investment Income	(0.04)	—	(0.12)	—	—
Net Realized Gains	(0.26)	(0.30)	(0.02)	(0.04)	(0.03)

Total Dividends and Distributions	(0.30)	(0.30)	(0.14)	(0.04)	(0.03)

Net Asset Value, End of Year	$17.69	$18.09	$16.87	$13.24	$12.11

Total Return††	(0.56)%	9.16%	28.71%	9.68%	5.76%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$6,053	$8,210	$4,201	$1,297	$353
Ratio of Expenses to Average Net Assets	1.29%	1.35%	1.35%	1.35%	1.28%@
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.29%	1.38%	1.55%	2.71%	5.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%	(0.41)%	0.42%	(0.13)%	0.08%
Portfolio Turnover Rate	18%	24%	33%	21%	19%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 57 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third-party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2015, Institutional Class and Investor Class did not retain any redemption fees.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund paid $810,491 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2015, the Investor Shares incurred 0.25% of average daily net assets or $16,216 of shareholder servicing fees.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2015, the Fund earned cash management credits of $11 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, until March 31, 2016, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. At October 31, 2015, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, October 31:	Subject to Repayment Until, October 31:		Sands Capital Global Growth Fund
2013	2016		$205,409
2014	2017		77,055

		Total	$282,464

6.	Investment Transactions:

For the year ended October 31, 2015, the Fund made purchases of $559,171,900 and sales of $119,379,928 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
OCTOBER 31, 2015

Accordingly, the following permanent differences that are primarily attributable to foreign currency gain (loss) and reclass of distributions have been reclassified to (from) the following accounts:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$(183,866)	$183,866

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2015 and 2014 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2015	$2,574,120	$7,575,313	$10,149,433
2014	22,574	2,447,278	2,469,852

As of October 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforward	$(16,754,745)
Late-Year Loss Deferral	(496,807)
Unrealized Appreciation	63,233,454
Other Temporary Differences	81

Total Distributable Earnings	$45,981,983

For Federal income tax purposes, the cost of securities owned at October 31, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales and mark to market on unrealized gains on PFIC which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2015 through October 31, 2015 and that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$13,540,751	$3,213,994	$16,754,745

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$838,874,404	$106,764,323	$(43,344,606)	$63,419,717

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At October 31, 2015, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At October 31, 2015, 48% of Institutional Shares outstanding were held by three shareholders and 80% of Investors Shares outstanding by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders. 10% of Investor Shares outstanding were held by an affiliate of the Adviser.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
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In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sands Capital Global Growth Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$978.10	1.02%	$5.09
Investor Shares	1,000.00	976.80	1.27	6.33

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.60	1.02%	$5.19
Investor Shares	1,000.00	1,018.80	1.27	6.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

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defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-826-5646. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

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Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS, Winton Series Trust since 2014.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014 – present). Associate Stradley Ronon Stevens & Young (2009 – 2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)

Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley

Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
74.64%	25.36%	100.00%	29.72%	99.95%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.